UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2018

Best Hometown Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-55652	81-1959486
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 East Clay Street, Collinsville, Illinois 62234

(Address of principal executive offices) (Zip Code)

(618) 345-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective as of January 24, 2018, the Board adopted the Amended and Restated Bylaws of Best Hometown Bancorp, Inc. (the “Bylaws”). The amendments were made to (i) place limits on telephonic participation by members of the Board during any given fiscal year, and (ii) place limits on the compensation of directors who exceed the telephonic participation limits during any given fiscal year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number

3.1	Amended and Restated Bylaws of Best Hometown Bancorp, Inc.

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Best Hometown Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2018	BEST HOMETOWN BANCORP, INC.

	By:	/s/ Ronnie R. Shambaugh
	Name:	Ronnie R. Shambaugh
	Title:	President and Chief Executive Officer